                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     I, Norman R. Augustine, individually and in my capacities as chief executive officer and a director of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen
M. Piper, and each of them, with full power of substitution and resubstitution, my true and lawful attorneys-in-fact to execute and file, in my name and in the capacities indicated below, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994, with exhibits thereto and other documents in connection therewith and any and all amendments (including post-effective amendments) or supplements thereto.

Name                            Capacities                Date
- ----                            ----------                ----
/s/ Norman R. Augustine         Chief Executive           February 23, 1995
- -------------------------       Officer and
Norman R. Augustine             Director

                               POWER OF ATTORNEY

     I, Lamar Alexander, individually and in my capacity as a director of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with full power of substitution and resubstitution, my true and lawful attorneys-in-fact to execute and file, in my name and in the capacity indicated below, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994, with exhibits thereto and other documents in connection therewith and any and all amendments (including post-effective amendments) or supplements thereto.

Name                             Capacity                 Date
- ----                             --------                 ----

/s/ Lamar Alexander              Director                 February 23, 1995
- ----------------------
Lamar Alexander

                               POWER OF ATTORNEY

     I, Marcus C. Bennett, individually and in my capacities as Director, Vice President, Chief Financial and Chief Accounting Officer of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with full power of substitution and resubstitution, my true and lawful attorneys-in-fact to execute and file, in my name and in the capacities indicated below, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994, with exhibits thereto and other documents in connection therewith and any and all amendments (including post-effective amendments) or supplements thereto.

Name                          Capacities                 Date
- ----                          ----------                 ----

/s/ Marcus C. Bennett         Director, Vice President,  February 23, 1995
- -------------------------     Chief Financial and
Marcus C. Bennett             Chief Accounting Officer

                               POWER OF ATTORNEY

     I, John J. Byrne, individually and in my capacity as a director of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with full power of substitution and resubstitution, my true and lawful attorneys-in-fact to execute and file, in my name and in the capacity indicated below, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994, with exhibits thereto and other documents in connection therewith and any and all amendments (including post-effective amendments) or supplements thereto.

Name                              Capacity                  Date
- ----                              --------                  ----

/s/ John J. Byrne                 Director                  February 23, 1995
- -------------------------
John J. Byrne

                               POWER OF ATTORNEY

     I, A. James Clark, individually and in my capacity as a director of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with full power of substitution and resubstitution, my true and lawful attorneys-in-fact to execute and file, in my name and in the capacity indicated below, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994, with exhibits thereto and other documents in connection therewith and any and all amendments (including post-effective amendments) or supplements thereto.

Name                              Capacity                  Date
- ----                              --------                  ----

/s/ A. James Clark                Director                  February 23, 1995
- -------------------------
A. James Clark

                               POWER OF ATTORNEY

     I, Edwin I. Colodny, individually and in my capacity as a director of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with full power of substitution and resubstitution, my true and lawful attorneys-in-fact to execute and file, in my name and in the capacity indicated below, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994, with exhibits thereto and other documents in connection therewith and any and all amendments (including post-effective amendments) or supplements thereto.

Name                              Capacity                  Date
- ----                              --------                  ----

/s/ Edwin I. Colodny              Director                  February 23, 1995
- -------------------------
Edwin I. Colodny

                               POWER OF ATTORNEY

     I, James L. Everett, III, individually and in my capacity as a director of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with full power of substitution and resubstitution, my true and lawful attorneys-in-fact to execute and file, in my name and in the capacity indicated below, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994, with exhibits thereto and other documents in connection therewith and any and all amendments (including post-effective amendments) or supplements thereto.

Name                              Capacity                  Date
- ----                              --------                  ----

/s/ James L. Everett, III         Director                  February 23, 1995
- -------------------------
James L. Everett, III

                               POWER OF ATTORNEY

     I, Edward L. Hennessy, Jr., individually and in my capacity as a director of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with full power of substitution and resubstitution, my true and lawful attorneys-in-fact to execute and file, in my name and in the capacity indicated below, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994, with exhibits thereto and other documents in connection therewith and any and all amendments (including post-effective amendments) or supplements thereto.

Name                              Capacity                  Date
- ----                              --------                  ----

/s/ Edward L. Hennessy, Jr.       Director                  February 23, 1995
- ---------------------------
Edward L. Hennessy, Jr.

                               POWER OF ATTORNEY

     I, Edward E. Hood, Jr., individually and in my capacity as a director of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with full power of substitution and resubstitution, my true and lawful attorneys-in-fact to execute and file, in my name and in the capacity indicated below, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994, with exhibits thereto and other documents in connection therewith and any and all amendments (including post-effective amendments) or supplements thereto.

Name                              Capacity                  Date
- ----                              --------                  ----

/s/ Edward E. Hood, Jr.           Director                  February 23, 1995
- -------------------------
Edward E. Hood, Jr.

                               POWER OF ATTORNEY

     I, Caleb B. Hurtt, individually and in my capacity as a director of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with full power of substitution and resubstitution, my true and lawful attorneys-in-fact to execute and file, in my name and in the capacity indicated below, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994, with exhibits thereto and other documents in connection therewith and any and all amendments (including post-effective amendments) or supplements thereto.

Name                              Capacity                  Date
- ----                              --------                  ----

/s/ Caleb B. Hurtt                Director                  February 23, 1995
- -------------------------
Caleb B. Hurtt

                               POWER OF ATTORNEY

     I, Gwendolyn S. King, individually and in my capacity as a director of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with full power of substitution and resubstitution, my true and lawful attorneys-in-fact to execute and file, in my name and in the capacity indicated below, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994, with exhibits thereto and other documents in connection therewith and any and all amendments (including post-effective amendments) or supplements thereto.

Name                              Capacity                  Date
- ----                              --------                  ----

/s/ Gwendolyn S. King             Director                  February 23, 1995
- -------------------------
Gwendolyn S. King

                               POWER OF ATTORNEY

     I, Melvin R. Laird, individually and in my capacity as a director of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with full power of substitution and resubstitution, my true and lawful attorneys-in-fact to execute and file, in my name and in the capacity indicated below, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994, with exhibits thereto and other documents in connection therewith and any and all amendments (including post-effective amendments) or supplements thereto.

Name                              Capacity                  Date
- ----                              --------                  ----

/s/ Melvin R. Laird               Director                  February 23, 1995
- -------------------------
Melvin R. Laird

                               POWER OF ATTORNEY

     I, Gordon S. Macklin, individually and in my capacity as a director of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with full power of substitution and resubstitution, my true and lawful attorneys-in-fact to execute and file, in my name and in the capacity indicated below, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994, with exhibits thereto and other documents in connection therewith and any and all amendments (including post-effective amendments) or supplements thereto.

Name                              Capacity                  Date
- ----                              --------                  ----

/s/ Gordon S. Macklin             Director                  February 23, 1995
- -------------------------
Gordon S. Macklin

                               POWER OF ATTORNEY

     I, Eugene F. Murphy, individually and in my capacity as a director of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with full power of substitution and resubstitution, my true and lawful attorneys-in-fact to execute and file, in my name and in the capacity indicated below, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994, with exhibits thereto and other documents in connection therewith and any and all amendments (including post-effective amendments) or supplements thereto.

Name                              Capacity                  Date
- ----                              --------                  ----

/s/ Eugene F. Murphy              Director                  February 23, 1995
- -------------------------
Eugene F. Murphy

                               POWER OF ATTORNEY

     I, Allen E. Murray, individually and in my capacity as a director of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with full power of substitution and resubstitution, my true and lawful attorneys-in-fact to execute and file, in my name and in the capacity indicated below, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994, with exhibits thereto and other documents in connection therewith and any and all amendments (including post-effective amendments) or supplements thereto.

Name                              Capacity                  Date
- ----                              --------                  ----

/s/ Allen E. Murray               Director                  February 23, 1995
- -------------------------
Allen E. Murray

                               POWER OF ATTORNEY

     I, John W. Vessey, Jr., individually and in my capacity as a director of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with full power of substitution and resubstitution, my true and lawful attorneys-in-fact to execute and file, in my name and in the capacity indicated below, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994, with exhibits thereto and other documents in connection therewith and any and all amendments (including post-effective amendments) or supplements thereto.

Name                              Capacity                  Date
- ----                              --------                  ----

/s/ John W. Vessey, Jr.           Director                  February 23, 1995
- -------------------------
John W. Vessey, Jr.

                               POWER OF ATTORNEY

     I, A. Thomas Young, individually and in my capacity as a director of Martin Marietta Corporation (the "Corporation"), hereby constitute and appoint Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, with full power of substitution and resubstitution, my true and lawful attorneys-in-fact to execute and file, in my name and in the capacity indicated below, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994, with exhibits thereto and other documents in connection therewith and any and all amendments (including post-effective amendments) or supplements thereto.

Name                              Capacity                  Date
- ----                              --------                  ----

/s/ A. Thomas Young               Director                  February 23, 1995
- -------------------------
A. Thomas Young